ING Life Insurance and Annuity Company
Variable Annuity Account C

ING MAP Plus NPSM

Supplement dated November 22, 2005 to the
Contract Prospectus, Contract Prospectus Summary and
Statement of Additional Information, each dated April 29, 2005

The information in this Supplement updates and amends certain information contained in the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI), each dated April 29, 2005, as supplemented. Please read it carefully and keep it with your current Contract Prospectus, Contract Prospectus Summary and SAI.
1.

Effective October 31, 2005, ING Salomon Brothers Fundamental Value Portfolio changed its name to ING Davis Venture Value Portfolio. Accordingly, all references to ING Salomon Brothers Fundamental Value Portfolio in the Contract Prospectus, Contract Prospectus Summary and SAI are replaced with ING Davis Venture Value Portfolio.

2.

The information for the ING Salomon Brothers Fundamental Value Portfolio appearing in the Fund Expense Table beginning on page 7 of the Contract Prospectus is deleted and replaced with the following to reflect changes in fund name and changes in fund fees and expenses effective October 31, 2005.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Davis Venture Value Portfolio (Service Class)(28)	0.80%	--	0.35%	1.15%	--	1.15%

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3.

The information for ING Salomon Brothers Fundamental Value Portfolio appearing in Appendix IV - Fund Descriptions in the Contract Prospectus is deleted and replaced with the following to reflect changes in fund name, subadviser and principal investment strategies effective October 31, 2005. In addition, the information for ING Financial Services Fund and ING LargeCap Growth Fund is deleted and replaced with the following to reflect updates to the funds' summary of principal investments.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. -- ING Davis Venture Value Portfolio (formerly ING Salomon Brothers Fundamental Value Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: Davis Selected Advisers, L.P.

A non-diversified portfolio that seeks long-term growth of capital. Under normal circumstances, invests majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

ING Equity Trust - ING Financial Services Fund (Class A Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

Seeks long-term capital appreciation. Invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities of companies principally engaged in the financial services. Industry. Invests in equity securities which normally include common stocks, but may also include preferred stocks, warrants and convertible securities. May invest in common stocks of any size and may invest in initial public offerings.

ING Equity Trust - ING LargeCap Growth Fund (Class A Shares)	ING Investments, LLC Subadviser: Wellington Management Company, LLP

Seeks long-term capital appreciation. Normally invests at least 80% of its assets in equity securities of large U.S. companies. Invests in equity securities which include common stock, convertible securities, rights and warrants. May invest up to 20% of its assets in securities of foreign issuers and, non-U.S. dollar denominated securities, initial public offerings and, to the extent permitted by the 1940 Act, in other investment companies, including exchange-traded funds..

4.

The information for ING Salomon Brothers Fundamental Value Portfolio appearing in the Fund Expense Table on page 9 of the Contract Prospectus Summary is deleted and replaced with the following to reflect changes in fund name and changes in fund fees and expenses effective October 31, 2005.

	Column 1	Column 2	Column 3
	Maximum Total Subaccount Annual Charges	Total Annual Fund Operating Expenses	Total Annual Expenses (Subaccount Plus Fund Expenses)
ING Davis Venture Value Portfolio (Service Class)	2.25%	1.15%	3.40%

Securities offered through ING Financial Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement.
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